UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K


                                 CURRENT REPORT
                     Pursuant to Section 13 or 15 (d) of the
                         Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 2, 2006
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                       TAKE-TWO INTERACTIVE SOFTWARE, INC.
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             (Exact name of registrant as specified in its charter)


    Delaware                      0-29230                      51-0350842
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  (State or Other               (Commission                   (IRS Employer
  Jurisdiction of               File Number)                Identification No.)
  Incorporation)


              622 Broadway, New York, NY                        10012
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        (Address of Principal Executive Offices)              (Zip Code)


Registrant's telephone number, including area code   (646) 536-2842
                                                     --------------


                                 Not Applicable
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          (Former Name or Former Address, if Changed Since Last Report)


     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d- 2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 3.01       NOTICE OF DELISTING OR FAILURE TO SATISFY A CONTINUED LISTING
                RULE OR STANDARD; TRANSFER OF LISTING.

         On November 2, 2006, Take-Two Interactive Software, Inc. (the "Company") received a NASDAQ Staff Determination letter indicating that the Company is not in compliance with the filing requirements for continued listing on The NASDAQ Stock Market as set forth in Marketplace Rules 4350(e) and 4350(g). Marketplace Rules 4350(e) and 4350(g) specify that the Company timely solicit proxies and hold its annual shareholders meeting.

         The Company issued a press release on November 3, 2006 disclosing its receipt of this NASDAQ Staff Determination notice. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated by reference herein.

         A meeting with the NASDAQ Listing Qualifications Panel has been scheduled and the Company intends to address its plan for regaining compliance with the Marketplace Rules. The Company's shares will remain listed under the ticker symbol TTWO on The NASDAQ Global Select Market pending a decision by the Panel.



ITEM 9.01       FINANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibits

99.1    Press release of Take-Two Interactive Software, Inc. dated November 3,
        2006.



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

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                        TAKE-TWO INTERACTIVE SOFTWARE, INC.
                                        (Registrant)


                                        By:/s/ Karl H. Winters
                                           -------------------------------------
                                           Name:    Karl H. Winters
                                           Title:   Chief Financial Officer


Date: November 6, 2006



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

                                INDEX TO EXHIBITS


Exhibit No.     Description

99.1            Press release of Take-Two Interactive Software, Inc. dated
                November 3, 2006.



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